EXHIBIT 10.5

NDI
National Datacomputer, Inc.

TO:	Anthony Stafford

FROM:	National Datacomputer, Inc.

RE:	Agreement to sell all of the shares of National Datacomputer, Inc.

DATE:	July 13, 2010

This agreement serves to formalize our discussion in which you have agreed to sell to National Datacomputer, Inc. (“NDI”), a Delaware Corporation, in exchange for $5,000, all of the shares of NDI which you own (3,115,077 shares). The stock certificates are itemized below:

Dated	Pre-split Quantity	Post-split Quantity
3/30/07	20,226,157	1,348,410
7/28/08		66,667
9/18/08		1,200,000
6/18/09		500,000

Please mail the above stock certificates, properly endorsed, to National Datacomputer, Inc. 19 Crosby Drive, Suite 310, Bedford, MA 01730, attention Bruna Bucacci.

Upon receiving your signed copy of this agreement, along with the original certificates, properly endorsed, NDI will wire, to your account, the amount of $5,000.

In additional, this letter will also recognize your decision to resign from the Board of NDI as its chairman.

Bruna Bucacci /s/ Bruna Bucacci	Anthony Stafford /s/ Anthony Stafford